                                                                    EXHIBIT 77H

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MIDCAP INDEX FUND

AS OF FEBRUARY 28, 2012

Name of Person  Ownership % of Series
--------------  ---------------------

AS OF AUGUST 31, 2012

Name of Person                 Ownership % of Series
--------------                 ---------------------
Merrill Lynch, Pierce, Fenner          30.36%

CHANGES IN CONTROL PERSONS

                                          Date/Description of
                                      Transaction(s) Became a, or
Name of Person  Ownership % of Series Ceased to be, Control Person
--------------  --------------------- ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA LARGECAP VALUE FUND

AS OF FEBRUARY 28, 2012

Name of Person  Ownership % of Series
--------------  ---------------------

AS OF AUGUST 31, 2012

Name of Person                 Ownership % of Series
--------------                 ---------------------
Merrill Lynch, Pierce, Fenner          28.56%

CHANGES IN CONTROL PERSONS

                                          Date/Description of
                                      Transaction(s) Became a, or
Name of Person  Ownership % of Series Ceased to be, Control Person
--------------  --------------------- ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA SMALLCAP INDEX FUND

AS OF FEBRUARY 28, 2012

Name of Person  Ownership % of Series
--------------  ---------------------

AS OF AUGUST 31, 2012

Name of Person                 Ownership % of Series
--------------                 ---------------------
Merrill Lynch, Pierce, Fenner          25.86%

CHANGES IN CONTROL PERSONS

                                          Date/Description of
                                      Transaction(s) Became a, or
Name of Person  Ownership % of Series Ceased to be, Control Person
--------------  --------------------- ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA SMALLCAP GROWTH FUND II

AS OF FEBRUARY 28, 2012

Name of Person  Ownership % of Series
--------------  ---------------------

AS OF AUGUST 31, 2012

Name of Person                 Ownership % of Series
--------------                 ---------------------
Merrill Lynch, Pierce, Fenner          34.16%

CHANGES IN CONTROL PERSONS

                                          Date/Description of
                                      Transaction(s) Became a, or
Name of Person  Ownership % of Series Ceased to be, Control Person
--------------  --------------------- ----------------------------